U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 6, 2001



                               ZKID NETWORK COMPANY
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             (Exact Name of registrant as specified in its Charter)




         Nevada                    0-29981                       91-2027724
------------------------      ------------------           ---------------------
(State of Incorporation)      Commission File No.          (IRS Employer
                                                            Identification No.)



445 West Erie St., Suite 106 B, Chicago, IL                     60610
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number,(    312    )     654       -        0733
                               -----------  -------------    ---------------




                     (Registrant's former name and address)

Item 5.           OTHER EVENTS.

         On July 25, 2001, Z.KidNetwork.com, Inc., the Registrant's wholly owned Delaware corporate subsidiary, was merged into and with Zkid Network Company. The Z.KidNetwork.com, Inc. shares owned by the Registrant were cancelled as a result of the merger. The subsidiary, Z.Kidnetwork.com, Inc. was the disappearing corporation. All corporate obligations of the merged subsidiary have become the obligations of the Registrant.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         Index to Exhibits.

         Exhibit Number                  Description

         (2.0)                Certificate of Merger filed with State of Delaware
         (2.1)                Articles of Merger filed with State of Nevada
         (2.3)                Plan of Merger


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ZKID NETWORK COMPANY
Dated: August 6, 2001

                                                   /s/ Donald Weisberg
                                                   -------------------
                                                  By: Donald Weisberg
                                                  Title: President